UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2005
BAUSCH & LOMB INCORPORATED (Exact name of registrant as specified in its charter)

New York	1-4105	16-0345235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bausch & Lomb Place, Rochester, NY	14604-2701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (585) 338.6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On October 26, 2005, the Company issued a press release announcing its financial results for the third quarter ended September 24, 2005 (the "Third Quarter 2005 Release"). A copy of the Third Quarter 2005 Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The Third Quarter 2005 Release contains one or more non-GAAP financial measures. The Company employs these non-GAAP financial measures in assessing its performance, as discussed below. The following discussion also includes the reasons why company management believes that presentation of these non-GAAP financial measures provide useful information to investors and the material additional purposes for which management uses these non-GAAP financial measures.
     "Comparable-basis" earnings and earnings per share represent GAAP earnings and earnings per share, adjusted to exclude certain significant items. In the past, these items have included, for example, restructuring charges and asset write-offs, acquired in-process research and development charges, purchase accounting adjustments, gains or losses associated with divestitures of businesses and legal settlements. Management believes that "comparable-basis" amounts portray more accurately the Company's underlining fundamental operating performance, and provide a basis for which meaningful year-over-year operating performance comparisons can be made. "Comparable-basis" amounts may be used internally to assess performance against predetermined targets for calculating bonus amounts paid to bonus-eligible employees.
     The Company monitors its constant-currency performance for non-U.S. operations and the Company as a whole. Constant-currency results are calculated by translating actual current and prior-year local currency revenues and expenses at the same predetermined exchange rates. The translated results are then used to determine year-over-year percentage increases or decreases that exclude the impact of currency. Management views constant-currency results as a key performance measure of organic business growth trends. Constant-currency results are used by management to assess non-U.S. operations' performance against yearly targets for the purpose of calculating a portion of the bonus amounts for certain regional bonus-eligible employees.
     The information furnished in this Current Report on Form 8-K, including, without limitation, the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01	Financial Statements and Exhibits
(a)	Financial statements of businesses acquired. - Not applicable
(b)	Pro forma financial information. - Not applicable
(c)	Exhibits. The following exhibit is furnished as part of this report:
99.1 Press Release dated October 26, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH & LOMB INCORPORATED

/s/ Stephen C. McCluski
Stephen C. McCluski
Senior Vice President and Chief Financial Officer

Date: October 26, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 26, 2005 (furnished herewith).